UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 2, 2007 (March 28, 2007)

MYRIAD ENTERTAINMENT & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24789	64-0872630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2565 Horizon Lake Drive, Suite 110 Memphis, TN 38133
(Address of principal executive offices and Zip Code)

(910) 937-8565
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICPAL OFFICERS.

On March 30, 2007, Myriad Entertainment & Resorts, Inc. (“Myriad” or the “Company”) appointed Elizabeth Meister to the Board of Directors of the Company.

On March 28, 2007, the Company received the resignation of Mr. Thomas V. Chema as a member of the Board of Directors. Mr. Chema’s resignation became effective March 29, 2007. Mr. Chema’s resignation letter did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices.  The Board of Directors is currently searching for his replacement.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2007		MYRIAD ENTERTAINMENT & RESPORTS, INC.

		By:	/s/ John Meeske
John Meeske
Chief Executive Officer